UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                February 23, 2004


                        TANKLESS SYSTEMS WORLDWIDE, INC.
                        (fka) ELUTION TECHNOLOGIES, INC.
                 -----------------------------------------------
                 (EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)


             NEVADA                  000-27549               88-0362112
--------------------------------------------------------------------------------
          (STATE OF              (COMMISSION FILE           (IRS EMPLOYER
        INCORPORATION)                NUMBER)            IDENTIFICATION NO.)


                            7650 East Evans, Suite C
                            Scottsdale, Arizona 85260
               --------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (480) 609-7575
               --------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.  OTHER EVENTS.

On February  23,  2004,  the  Registrant  sent to the  Securities  and  Exchange
Commission its Form D, Rule 506 Notice regarding its Five Hundred Thousand Dollar ($500,000.00) private placement financing to accredited investors. The investor receives a one year debenture with an interest rate of Ten percent (10%) per year, payable quarterly. Further the investor receives One (1) share of the restricted stock of the Registrant for each Two Dollars ($2.00) of debentures purchased. As of February 20, 2004 the amount of debentures sold and paid for was the sum of Two Hundred Ninety Three Thousand Seven Hundred Fifty Dollars ($293,750.00). The Registrant believes it will complete the financing by March 10, 2004.

This  Five  Hundred   Dollar   ($500,000.00)   financing,   after  expenses  and
commissions, will be used for working capital and product development by the Registrant.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TANKLESS SYSTEMS WORLDWIDE, INC.



                                By: /s/ Thomas Kreitzer
                                    ----------------------------------------
                                    Thomas Kreitzer, President

Dated: February 24, 2004